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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): September 10, 2001


                             THE FINISH LINE, INC.
            (Exact Name of Registrant as Specified in its Charter)


        Delaware                       0-20184                   35-1537210
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
    of Incorporation)                                       Identification No.)

      3308 N. Mitthoeffer Road                                  46235
       Indianapolis, Indiana                                 (Zip Code)
(Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (317)899-1022

                                     None
         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

     On September 10, 2001, The Finish Line, Inc. issued the press release attached hereto as Exhibit 99 which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

     The following exhibit is filed with this report on Form 8-K.

Exhibit No.   Description
-----------   -----------

99            Press Release of The Finish Line, Inc., dated September 10, 2001

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE FINISH LINE, INC

Dated: September 11, 2001                   By: /s/ Kevin S. Wampler
                                               ---------------------------------
                                                Kevin S. Wampler
                                                Senior Vice President-Chief
                                                Accounting Officer and Assistant
                                                Secretary

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                                 EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99             Press Release of The Finish Line, Inc., dated September 10, 2001.

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